Exhibit 10.1

PURCHASE AGREEMENT
dated as of May 4, 2011
between
SANTANDER CONSUMER USA INC.,
as Seller
and
SANTANDER DRIVE AUTO RECEIVABLES LLC,
as Purchaser

-i-

EXHIBIT A      Form of Assignment
SCHEDULE I   Perfection Representations, Warranties and Covenants
Purchase Agreement (2011-1)

-ii-

     THIS PURCHASE AGREEMENT is made and entered into as of May 4, 2011 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”) by SANTANDER CONSUMER USA INC., an Illinois corporation (“Santander Consumer”), and SANTANDER DRIVE AUTO RECEIVABLES LLC, a Delaware limited liability company (the “Purchaser”).
WITNESSETH:
     WHEREAS, the Purchaser desires to purchase from Santander Consumer a portfolio of motor vehicle receivables, including motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, light-duty trucks and vans; and
     WHEREAS, Santander Consumer is willing to sell such portfolio of motor vehicle receivables and related property to the Purchaser on the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND USAGE
     SECTION 1.1 Definitions. Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) among Santander Drive Auto Receivables Trust 2011-1, Santander Consumer, as Servicer, the Purchaser, as Seller, and Deutsche Bank Trust Company Americas, as Indenture Trustee, which also contains rules as to usage that are applicable herein.
     SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and
Purchase Agreement (2011-1)

(h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
ARTICLE II
PURCHASE
     SECTION 2.1 Agreement to Sell and Contribute on the Closing Date. On the terms and subject to the conditions set forth in this Agreement, Santander Consumer does hereby irrevocably sell, transfer, assign, contribute and otherwise convey to the Purchaser without recourse (subject to the obligations herein) on the Closing Date all of Santander Consumer’s right, title and interest in, to and under the Receivables, the Collections after the Cut-Off Date, the Receivable Files and the Related Security relating thereto, whether now owned or hereafter acquired, as evidenced by an Assignment substantially in the form of Exhibit A delivered on the Closing Date (collectively, the “Purchased Assets”). The sale, transfer, assignment, contribution and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of Santander Consumer or any Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.
     SECTION 2.2 Consideration and Payment. The purchase price for the sale of the Purchased Assets sold to the Purchaser on the Closing Date shall equal the estimated fair market value of the Purchased Assets. Such purchase price shall be paid in cash to Santander Consumer in an amount agreed to between Santander Consumer and the Purchaser, and, to the extent not paid in cash by the Purchaser, shall be a capital contribution by Santander Consumer of an undivided interest in such Purchased Assets that increases its equity interest in the Purchaser in an amount equal to the excess of the estimated fair market value of the Purchased Assets over the amount of cash paid by the Purchaser to Santander Consumer.
ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS
     SECTION 3.1 Representations and Warranties of Santander Consumer. Santander Consumer makes the following representations and warranties as of the Closing Date, on which the Purchaser will be deemed to have relied in acquiring the Purchased Assets. The representations and warranties will survive the conveyance of the Purchased Assets to the Purchaser pursuant to this Agreement, the conveyance of the Purchased Assets to the Issuer pursuant to the Sale and Servicing Agreement and the Grant thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:
     (a) Existence and Power. Santander Consumer is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and to perform its obligations under the Transaction Documents to which it is a party. Santander Consumer has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of
Purchase Agreement (2011-1)

Santander Consumer to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Purchased Assets.
     (b) Authorization and No Contravention. The execution, delivery and performance by Santander Consumer of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Santander Consumer and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which Santander Consumer is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or Santander Consumer’s ability to perform its obligations under, the Transaction Documents).
     (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by Santander Consumer of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Purchased Assets or would not materially and adversely affect the ability of Santander Consumer to perform its obligations under the Transaction Documents.
     (d) Binding Effect. Each Transaction Document to which Santander Consumer is a party constitutes the legal, valid and binding obligation of Santander Consumer enforceable against Santander Consumer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.
     (e) No Proceedings. There are no actions, orders, suits or proceedings pending or, to the knowledge of Santander Consumer, threatened against Santander Consumer before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by Santander Consumer of its obligations under this Agreement or any of the other Transaction Documents or (iv) relate to Santander Consumer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.
     (f) Lien Filings. Santander Consumer is not aware of any material judgment, ERISA or tax lien filings against Santander Consumer.
     SECTION 3.2 Representations and Warranties of Santander Consumer as to each Receivable. On the date hereof, Santander Consumer hereby makes the representations and
Purchase Agreement (2011-1)

warranties set forth on Schedule I to the Sale and Servicing Agreement to the Purchaser as to the Receivables sold, transferred, assigned, contributed and otherwise conveyed to the Purchaser under this Agreement on which such representations and warranties the Purchaser relies in acquiring the Receivables. Such representations and warranties shall survive the sale of the Receivables to the Issuer under the Sale and Servicing Agreement, and the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, Santander Consumer shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor or to notify any Dealer about any aspect of the transaction contemplated by the Transaction Documents.
     SECTION 3.3 Repurchase upon Breach. Upon discovery by or notice to the Purchaser or Santander Consumer of a breach of any of the representations and warranties set forth in Section 3.2 with respect to any Receivable at the time such representations and warranties were made which materially and adversely affects the interests of the Issuer or the Noteholders in such Receivable, the party discovering such breach or receiving such notice shall give prompt written notice thereof to the other party; provided, that delivery of the Servicer’s Certificate shall be deemed to constitute prompt notice by Santander Consumer and the Purchaser of such breach; provided, further, that the failure to give such notice shall not affect any obligation of Santander Consumer hereunder. If the breach materially and adversely affects the interests of the Purchaser, the Issuer or the Noteholders in such Receivable, then Santander Consumer shall either (a) correct or cure such breach or (b) repurchase such Receivable from the Purchaser, in either case on or before the Payment Date following the end of the Collection Period which includes the 60th day (or, if Santander Consumer elects, an earlier date) after the date Santander Consumer became aware or was notified of such breach. Any such breach or failure will be deemed not to have a material and adverse effect if such breach or failure does not affect the ability of the Purchaser (or its assignee) to receive and retain timely payment in full on such Receivable. Any such purchase by Santander Consumer shall be at a price equal to the related Repurchase Price. In consideration for such repurchase, Santander Consumer shall make (or shall cause to be made) a payment to the Purchaser equal to the Repurchase Price by depositing such amount into the Collection Account prior to noon, New York City time on such date of repurchase. Upon payment of such Repurchase Price by Santander Consumer, the Purchaser shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as may be reasonably requested by Santander Consumer to evidence such release, transfer or assignment or more effectively vest in Santander Consumer or its designee any Receivable and related Purchased Assets repurchased pursuant to this Section 3.3. It is understood and agreed that the obligation of Santander Consumer to repurchase any Receivable as described above shall constitute the sole remedy respecting such breach available to the Purchaser.
     SECTION 3.4 Protection of Title.
     (a) Santander Consumer shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser under this Agreement in the Receivables (other than any Related Security with respect thereto, to the extent that the interest of the Purchaser therein cannot be perfected by the filing of
Purchase Agreement (2011-1)

a financing statement). Santander Consumer shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.
     (b) Santander Consumer shall notify the Purchaser in writing within ten (10) days following the occurrence of (i) any change in Santander Consumer’s organizational structure as a corporation, (ii) any change in Santander Consumer’s “location” (within the meaning of Section 9-307 of the UCC of all applicable jurisdictions) and (iii) any change in Santander Consumer’s name, and (A) shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable in the opinion of the Purchaser to amend all previously filed financing statements or continuation statements described in paragraph (a) above and (B) shall have delivered to the Indenture Trustee within 30 days after such change an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer in the Receivables or (b) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.
     (c) Santander Consumer shall maintain (or shall cause its Sub-Servicer to maintain) accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.
     (d) Santander Consumer shall maintain (or shall cause its Sub-Servicer to maintain) its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, the master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser (or any subsequent assignee of the Purchaser) in such Receivable and that such Receivable is owned by such Person. Indication of such Person’s interest in a Receivable shall not be deleted from or modified on such computer systems until, and only until, the related Receivable shall have been paid in full or repurchased.
     (e) If at any time Santander Consumer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, Santander Consumer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser (or any subsequent assignee of the Purchaser).
     SECTION 3.5 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, Santander Consumer shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Purchaser to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and Santander Consumer shall defend the
Purchase Agreement (2011-1)

right, title and interest of the Purchaser in, to and under such Receivables or other property transferred to the Purchaser against all claims of third parties claiming through or under Santander Consumer.
     SECTION 3.6 Perfection Representations, Warranties and Covenants. Santander Consumer hereby makes the perfection representations, warranties and covenants attached hereto as Schedule I to the Purchaser and the Purchaser shall be deemed to have relied on such representations, warranties and covenants in acquiring the Purchased Assets.
ARTICLE IV
MISCELLANEOUS
     SECTION 4.1 Transfers Intended as Sale; Security Interest.
     (a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales, transfers, assignments and contributions without recourse rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Purchased Assets shall not be part of Santander Consumer’s estate in the event of a bankruptcy or insolvency of Santander Consumer. The sales and transfers by Santander Consumer of the Receivables and related Purchased Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, Santander Consumer, except as otherwise specifically provided herein. The limited rights of recourse specified herein against Santander Consumer are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.
     (b) Notwithstanding the foregoing, in the event that the Receivables and other Purchased Assets are held to be property of Santander Consumer, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Purchased Assets, then it is intended that:
     (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction;
     (ii) The conveyance provided for in Section 2.1 shall be deemed to be a grant by Santander Consumer of, and Santander Consumer hereby grants to the Purchaser, a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Purchased Assets, to secure such indebtedness and the performance of the obligations of Santander Consumer hereunder;
     (iii) The possession by the Purchaser or its agent of the Receivable Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the
Purchase Agreement (2011-1)

security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction; and
     (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law.
     SECTION 4.2 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile, and addressed in each case as specified on Schedule II to the Sale and Servicing Agreement or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.
     SECTION 4.3 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     SECTION 4.4 Headings. The section headings hereof have been inserted for convenience only and shall not be construed to affect the meaning, construction or effect of this Agreement.
     SECTION 4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
     SECTION 4.6 Amendment.
     (a) Any term or provision of this Agreement may be amended by Santander Consumer and the Purchaser without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:
     (i) Santander Consumer or the Purchaser delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or
Purchase Agreement (2011-1)

     (ii) The Rating Agency Condition is satisfied with respect to such amendment and Santander Consumer or the Purchaser notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment;
provided, that no amendment shall be effective which affects the rights, protections or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person.
     (b) This Agreement may also be amended from time to time by Santander Consumer and the Purchaser, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate principal balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
     (c) Any term or provision of this Agreement may also be amended from time to time by Santander Consumer and the Purchaser to correct a material misstatement or omission of the terms of this Agreement in the Prospectus or an offering memorandum with respect to the Non-Investment Grade Notes without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person, provided, however, that Santander Consumer and the Purchaser shall provide written notification of the substance of such amendment to the Indenture Trustee, the Issuer and the Owner Trustee and promptly after the execution of such amendment, Santander Consumer and the Purchaser shall furnish a copy of such amendment to the Indenture Trustee, the Issuer and the Owner Trustee.
     (d) Prior to the execution of any amendment or consent pursuant to this Section 4.6, Santander Consumer shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, Santander Consumer shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee.
     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.
     SECTION 4.7 Waivers. No failure or delay on the part of the Purchaser, the Servicer, Santander Consumer, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on
Purchase Agreement (2011-1)

the Purchaser or Santander Consumer in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by either party under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
     SECTION 4.8 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.
     SECTION 4.9 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
     SECTION 4.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.
     SECTION 4.11 Acknowledgment and Agreement. By execution below, Santander Consumer expressly acknowledges and consents to the sale of the Purchased Assets and the assignment of all rights of the Purchaser under this Agreement by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the Grant of a security interest in the Receivables, the other Purchased Assets and the Issuer’s rights under this Agreement by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders. In addition, Santander Consumer hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Purchaser under this Agreement in the event that the Purchaser shall fail to exercise the same.
     SECTION 4.12 Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 4.13 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such
Purchase Agreement (2011-1)

relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence, join with any other Person in commencing or institute with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.
     SECTION 4.14 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.2 of this Agreement;
     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
     (e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.
     SECTION 4.15 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the Noteholders and their respective successors and permitted assigns and each of the Issuer and the Indenture Trustee shall be an express third-party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.
[Remainder of Page Intentionally Left Blank]
Purchase Agreement (2011-1)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

SANTANDER CONSUMER USA INC.
By:	/s/ Mark McCastlain
	Name:	Mark McCastlain
	Title:	Treasurer

Purchase Agreement (2011-1)

S-1

SANTANDER DRIVE AUTO RECEIVABLES LLC
By:	/s/ Andrew Kang
	Name:	Andrew Kang
	Title:	Vice President

Purchase Agreement (2011-1)

S-2

EXHIBIT A
FORM OF
ASSIGNMENT PURSUANT TO PURCHASE AGREEMENT
May 4, 2011
     For value received, in accordance with the Purchase Agreement (the “Agreement”) dated as of May 4, 2011, between Santander Consumer USA Inc., an Illinois corporation (“Santander Consumer”), and Santander Drive Auto Receivables LLC, a Delaware limited liability company (the “Purchaser”), on the terms and subject to the conditions set forth in the Agreement, Santander Consumer does hereby irrevocably sell, transfer, assign, contribute and otherwise convey to the Purchaser on the Closing Date, without recourse (subject to the obligations in the Agreement), all right, title and interest of Santander Consumer, whether now owned or hereafter acquired, in, to and under the Receivables set forth on the schedule of Receivables delivered by Santander Consumer to the Purchaser on the date hereof (such schedule, the “Schedule of Receivables”), the Collections after the Cut-Off Date, the Receivables Files and the Related Security relating thereto, which sale shall be effective as of the Cut-Off Date.
     The foregoing sale does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of any Originator to the Obligors, the Dealers, insurers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.
     This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.
     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.
[Remainder of page intentionally left blank]
Purchase Agreement (2011-1)

A-1

     IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

SANTANDER CONSUMER USA INC.
By:
Name:
Title:

Purchase Agreement (2011-1)

A-2

SCHEDULE I
PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS
     In addition to the representations, warranties and covenants contained in the Agreement, Santander Consumer hereby represents, warrants, and covenants to the Purchaser as follows on the Closing Date:
General
     1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Purchased Assets in favor of the Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from Santander Consumer.
     2. The Receivables constitute “chattel paper,” “accounts,” “instruments” or “general intangibles,” within the meaning of the UCC.
     3. Immediately prior to the sale, assignment and transfer thereof pursuant to this Agreement, each Receivable was secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party.
Creation
     4. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by Santander Consumer to the Purchaser, Santander Consumer owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Purchaser, the Purchaser will have good and marketable title to such Receivable free and clear of any Lien.
     5. Santander Consumer has received all consents and approvals to the sale of the Receivables hereunder to the Purchaser required by the terms of the Receivables that constitute instruments.
Perfection
     6. Santander Consumer has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from Santander Consumer to the Purchaser, and the security interest in the Receivables granted to the Purchaser hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser.”
Purchase Agreement (2011-1)

     7. With respect to Receivables that constitute instruments or tangible chattel paper, either:
     (i)  All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or
     (ii)  Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer (in its capacity as custodian) is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee, as pledgee of the Issuer; or
     (iii)  The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee, as pledgee of the Issuer.
Priority
     8. Santander Consumer has not authorized the filing of, and is not aware of, any financing statements against Santander Consumer that include a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to the Purchaser hereunder or (ii) that has been terminated.
     9. Santander Consumer is not aware of any material judgment, ERISA or tax lien filings against Santander Consumer.
     10. Neither Santander Consumer nor a custodian or vaulting agent thereof holding any Receivable that is electronic chattel paper has communicated an “authoritative copy” (as such term is used in Section 9-105 of the UCC) of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.
     11. None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser, the Issuer or the Indenture Trustee.
Survival of Perfection Representations
     12. Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule I shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.
No Waiver
     13. Santander Consumer shall provide the Rating Agencies with prompt written notice of any material breach of the perfection representations, warranties and covenants
Purchase Agreement (2011-1)

contained in this Schedule I, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.
Purchase Agreement (2011-1)